UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS GROWTH FUND

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MFS® GROWTH FUND

A series of MFS® Series Trust II

111 Huntington Avenue, Boston, Massachusetts 02199

April 3, 2025

Dear Shareholder:

I am writing to ask for your vote on an important matter that may affect your investment in MFS® Growth Fund (the "Fund"). Votes will be cast at a shareholder meeting scheduled for June 18, 2025. Details about the meeting and the ways you can submit your vote are included in the enclosed proxy statement.

MFS and the Fund’s Board of Trustees (the “Board”) are recommending a vote FOR the proposal to reclassify the Fund from “diversified” to “non-diversified” under the Investment Company Act of 1940, allowing MFS greater flexibility in managing the Fund’s portfolio holdings.

MFS and the Board believe that enhancing MFS’ flexibility to manage the Fund is in your best interest because it allows MFS:

1) to better pursue the Fund’s investment objective on your behalf

2) to actively manage relative risk expectations for the largest positions held by the Fund that are also included in its index

IMPORTANT: The Fund’s investment objective, strategy and other investment policies will remain unchanged.

YOUR VOTE MAKES A DIFFERENCE!

How the proxy solicitation will work

You may be contacted by Computershare, a third-party company hired by MFS that is responsible for the proxy solicitation.

Computershare offers four convenient ways to vote:

1. By telephone: toll-free at 1-855-372-3507

2. Via the Internet: www.proxy-direct.com

3. By returning the proxy card you receive by mail

4. By participating in the shareholder meeting on June 18, 2025

Further information and additional copies of the proxy statement, the accompanying Notice of a Special Meeting of Shareholders, and the proxy card are free and available upon request (see telephone number above or visit www.proxy-direct.com/mfs-34414).

Please note: If you don’t vote now, you may continue to be contacted by Computershare.

Sincerely,

David L. DiLorenzo

 David L. DiLorenzo

President

MFS® Growth Fund

MFS® GROWTH FUND

A series of MFS® Series Trust II

111 Huntington Avenue, Boston, Massachusetts 02199

IMPORTANT NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 18, 2025

A Special Meeting of Shareholders of MFS® Growth Fund (the "Fund"), a series of the MFS Series Trust II (the "Trust"), a Massachusetts business trust, will be held on June 18, 2025, at 11:00 A.M. Eastern Time (the "Meeting") for the following purposes:

ITEM 1. To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified".

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR ITEM 1.

Only the Fund's shareholders of record as of March 21, 2025 (the "Record Date") will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps listed on the enclosed proxy card to vote.

      By order of the Board of Trustees,

      Christopher R. Bohane

      Christopher R. Bohane

      Assistant Secretary and Assistant Clerk

April 3, 2025

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN PLEASE RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS LISTED ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR, IF YOU HAVE REQUESTED A PROXY CARD BY MAIL, YOU MAY VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU WILL BE ASKED TO ENTER A UNIQUE CODE THAT HAS BEEN ASSIGNED TO YOU, WHICH IS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR YOUR PROXY CARD. THIS CODE IS DESIGNED TO CONFIRM YOUR IDENTITY, PROVIDE ACCESS TO THE VOTING SITE AND CONFIRM THAT YOUR INSTRUCTIONS ARE PROPERLY RECORDED. IF YOU HAVE ANY QUESTIONS REGARDING THE PROXY STATEMENT, PLEASE CALL (855) 372-3507. PLEASE GIVE YOUR VOTING INSTRUCTIONS OR SUBMIT YOUR PROXY CARD PROMPTLY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST.

PROXY STATEMENT April 3, 2025 MFS® GROWTH FUND a series of MFS® Series Trust II 111 Huntington Ave Boston, Massachusetts 02199

This Proxy Statement relates to the proposal to reclassify the diversification status of MFS® Growth Fund (the "Fund"), a series of MFS Series Trust II (the “Trust”), from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Proposal").

This Proxy Statement is being mailed to shareholders of the Fund on or about April 4, 2025.

All proxies solicited by the Board of Trustees of the Fund (the "Trustees") that are properly executed and received by the Secretary of the Fund prior to the Special Meeting of Shareholders of the Fund to be held on June 18, 2025 (the "Meeting"), and not revoked, will be voted at the Meeting.

For your vote to be counted it must be received by Computershare by 11:00 A.M. Eastern Time on June 18, 2025.

This Proxy Statement is available at https://www.proxy-direct.com/mfs-34414.

This Proxy Statement explains concisely what you should know before voting on the Fund’s proposed reclassification from a diversified fund to a non-diversified fund. Please read it carefully and retain it for future reference.

If there is anything you do not understand, please call the toll-free number, (855) 372-3507, or contact your financial intermediary.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. Please refer to your proxy card or Notice of Internet Availability of Proxy Materials for instructions on voting by telephone or Internet. To record your vote via automated telephone service, call the toll-free number listed on your proxy card or follow the instructions found on the Notice of Internet Availability of Proxy Materials. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to Computershare by the Trust, then a representative can record your instructions over the phone. To use the Internet, please access the Internet address listed on your proxy card and/or Notice of Internet Availability of Proxy Materials and follow the instructions on the website. As the meeting date approaches, you may receive a call from a representative of the Trust, Computershare, or its affiliates if the Trust has not yet received your vote. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of proxy materials, which includes a proxy card and/or voting instructions. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

What are shareholders being asked to vote on?

The Trustees are recommending that shareholders of the Fund approve the reclassification of the Fund's diversification status from diversified to non-diversified. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders, the Fund will not be subject to its current limitations and the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide MFS with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance.

 If shareholders approve the reclassification of the Fund as a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s investment objective, strategy and other investment policies will remain unchanged.

What is the difference between a diversified fund and non-diversified fund?

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables). A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the forgoing. The remaining 25% of a diversified fund’s total assets are not subject to these limitations. In effect the aggregated total of single issuer positions of 5% or more cannot exceed 25% of a fund’s total assets. The above limitations applicable to diversified funds apply at the time of a fund’s investment in a security and, therefore, a fund is not required to sell a position in a security if the fund subsequently exceeds the diversification limits as a result of market appreciation of such security. In these instances, however, a diversified fund is restricted from purchasing any additional amount of such security until the fund’s portfolio is in compliance with the above diversification limits.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer or small number of issuers. A non-diversified fund may freely establish an underweight position relative to the benchmark weight with full confidence in the ability to repurchase the shares if the facts and fundamentals change. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code of 1986 (the "Code") (please see below for more detail).

Why are shareholders being asked to approve a change in the Fund’s diversification classification?

The Fund's investment objective is to seek capital appreciation. MFS seeks to achieve the Fund’s objective by actively identifying potential investments based primarily on fundamental analysis and then constructing a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings), market capitalization, and volatility compared to the Russell 1000® Growth Index (the "Index"), which represents the Fund’s investment universe.

Over the past several years, certain technology-related issuers have experienced significant increases in market capitalization. Consequently, the Index has become much more concentrated at the individual issuer level. As of January 31, 2025, issuer weightings over 5%, in aggregate, comprised 50.76% of the Index’s total weight. Specifically, as of January 31, 2025, the weightings of the following issuers represented over 5% of the Index: Apple Inc. (11.27%), Microsoft Corp. (10.30%), Nvidia Corp. (9.38%), Amazon.com Inc. (7.44%), Alphabet Inc. (7.33%), and Meta Platforms, Inc. (5.04%). Although levels of concentration have historically fluctuated in the Index, MFS believes that this market concentration is likely to continue.

In order to meet the requirements of the Fund’s current diversification status, MFS is limited in its ability to effectively manage the Fund’s current positions in certain issuers. Similar to the Index, the Fund’s portfolio has gradually become more concentrated over time as a result of increases in the market capitalization of certain issuers. As of January 31, 2025, issuer weightings over 5%, in aggregate, comprised 45.23% of the Fund’s total assets. The Fund is not required to reduce these positions because they are the result of market appreciation subsequent to the Fund’s investment. However, MFS is limited in its ability to effectively manage these positions based on its current investment thesis or relative risk expectations for these issuers. Specifically, MFS is currently limited to only being able to reduce its more concentrated positions and, therefore, is unable to freely adjust these positions upward or downward relative to the Index and MFS’ long-term outlook of an issuer’s fundamentals. The Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and, therefore, if the proposal is approved by the Fund’s shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the Index based on MFS’ long-term risk and return expectations for a particular issuer.

MFS believes that reclassifying the Fund as a non-diversified fund is in the best interest of the Fund and its shareholders and will provide MFS with increased investment flexibility over time to adjust individual positions based on MFS’ relative risk expectations for these issuers and the potential for better investment performance.

The Trustees, including the Trustees who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the proposal. In recommending that shareholders approve the proposal, the Trustees considered, among other things the potential benefits to the Fund from operating as a non-diversified fund, including the increased flexibility afforded to MFS to actively manage the Fund's portfolio holdings. The Trustees considered the risks associated with the proposal, including those risks that relate to the Fund potentially becoming more concentrated in a smaller number of issuers. The Trustees also considered the anticipated costs to the Fund of the proposal, including costs for proxy solicitation, if needed, and the costs associated with potential portfolio repositioning, if any.

As noted above, if shareholders approve the reclassification of the Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s other investment policies will remain unchanged, including the Fund’s policy concerning industry concentration.

Who is eligible to vote?

Only shareholders of the Fund as of the close of business on March 21, 2025 (the "Record Date"), will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on the Record Date (i.e., number of shares owned times net asset value per share), with fractional dollar amounts voting proportionally.

Will the reclassification have tax consequences for the Fund?

Approval of this Proposal will not affect the Fund’s ability to comply with the diversification and other requirements of the Code, which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

Will the reclassification increase the Fund's risk profile?

MFS believes moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing MFS with more flexibility to adjust individual positions based on MFS’ relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that MFS will manage the Fund as a more concentrated portfolio and MFS does not anticipate any material change to the Fund’s investment approach. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or under-performance by such issuers. In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance and greater flexibility afforded to MFS. As discussed above, there have been significant increases in the market capitalization of certain technology-related issuers currently held by the Fund and included in the Index. The limitations imposed on diversified funds under the 1940 Act restricts MFS from actively managing these positions. We believe moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing MFS with more flexibility to adjust individual positions based on MFS’ relative risk expectations for these issuers.

Who manages the Fund?

MFS is the investment adviser and administrator for the Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating back to 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS’ net assets under management were approximately $622 billion as of January 31, 2025. The Fund's principal underwriter is MFS Fund Distributors, Inc., located at 111 Huntington Avenue, Boston, Massachusetts 02199.

What are the costs associated with the reclassification?

 The cost associated with the reclassification of the Fund from a diversified fund to non-diversified fund are estimated to be approximately $13,600,000. This cost estimate includes estimated costs for printing, preparation, and mailing of the proxy materials and related shareholder communications. Additionally, this cost estimate includes estimated costs of approximately $5,508,000 to be paid to Computershare Trust Company, N.A. (“Computershare”) to provide shareholder solicitation services, vote tabulation services, and shareholder meeting services. The Fund shall bear the fees and expenses associated with the reclassification and such costs may increase substantially if this proposal is contested or increased solicitation or mailing services are required.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. MFS expects that any immediate costs associated with repositioning of the Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. MFS anticipates that any resulting changes to the Fund’s portfolio composition will occur over a period of time in response to MFS’ view of the performance potential and relative risk of an issuer in light of prevailing market conditions. These transactions may also generate taxable gains for shareholders, which will vary depending on the level of repositioning of the Fund’s holdings.

What if shareholders do not approve the reclassification?

If shareholders do not approve the Fund's reclassification from a diversified fund to non-diversified fund, there will be no changes made to the Fund's classification and the Fund will continue to operate as a diversified fund.

The Trustees, including the Trustees who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the reclassification.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

MORE INFORMATION ABOUT THE PROPOSAL

The reclassification will become effective only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

In cases where another MFS mutual fund owns shares of the Fund, MFS will mirror vote the Fund's shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund. As of the Record Date, MFS mutual funds are a 2.96% shareholder of the Fund.

Quorum, and Method of Tabulation. The holders of a majority of the voting power of the shares of the Fund as of the Record Date present at the Meeting or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares as of the Record Date (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or at the Meeting will be counted by persons appointed by the Fund as the vote tabulators for the Meeting.  The vote tabulators will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are not applicable for this Meeting because shareholders are being asked to vote on a matter that is deemed “non-routine” and for which brokers do not have discretionary voting power.

Shares Outstanding. The number of shares of the Fund outstanding as of March 21, 2025, were as follows:

Class of Shares Class A	Number of Shares Outstanding (rounded to the nearest share) 55,763,827

Class B Class C Class I Class R1 Class R2 Class R3 Class R4 Class R6	319,800 4,002,182 72,137,582 124,604 972,992 9,789,755 4,553,163 86,948,105

Share Ownership. As of March 21, 2025, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Fund.

To the best of the knowledge of the Fund, as of March 21, 2025, the following shareholders owned of record or beneficially 5% or more of the following classes of the Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH FUND CLASS A
	36.42	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	6.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6.05	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	5.72	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5.24	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	11.85	MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GROWTH FUND CLASS B
	16.32	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	13.11	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	11.22	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	9.88	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	6.56	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	5.26	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	24.86	MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GROWTH FUND CLASS C

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	14.17	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	13.66	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	11.44	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	10.03	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	9.91	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	8.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	7.95	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	5.85	MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GROWTH FUND CLASS I
	25.80	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	25.42	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	9.97	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	9.60	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	5.61	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GROWTH FUND CLASS R1
	23.58	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	19.06	EQUITABLE LIFE 1345 AVENUE OF THE AMERICAS 3RD FL NEW YORK NY 10105-0014
	17.43	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	11.18	OAKTREE FUNDING CORP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5.87	CAPITAL BANK & TRUST COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5.83	BILL HIZER TRUSTEE RAMPART TECHNOLOGIES C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5.78	DCGT 711 HIGH ST DES MOINES IA 50392-0001
MFS GROWTH FUND CLASS R2
	28.02	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051
	13.43	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7.26	DCGT 711 HIGH ST DES MOINES IA 50392-0001
	6.37	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5.96	CAPITAL BANK & TRUST COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5.96	WEISMAN KENNEDY & BERRIS CO LPA 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5.11	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD MA 01111-0001
MFS GROWTH FUND CLASS R3
	17.29	DCGT 711 HIGH ST DES MOINES IA 50392-0001
	16.22	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	15.22	LINCOLN RETIREMENT SERVICES COMPANY 7876 FORT WAYNE IN 46801-7876
	11.00	PARKVIEW HEALTH SYSTEMS PO BOX 7876 FORT WAYNE IN 46801-7876
	13.72	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	7.84	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037
MFS GROWTH FUND CLASS R4
	19.46	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16.59	WELLS FARGO BANK NA 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002
	16.59	NEW JERSEY TRANSIT 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002
	15.14	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	13.16	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC 100 MAGELLAN WAY COVINGTON KY 41015-1999
	6.85	DCGT 711 HIGH ST DES MOINES IA 50392-0001
	5.05	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS GROWTH FUND CLASS R6
	38.41	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	15.09	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6.71	EMPOWER TRUST 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002

To the best of the knowledge of the Fund, as of March 21, 2025, there were no shareholders of record that owned 25% or more of the Fund’s outstanding shares.

Solicitation of Proxies.  The Trustees and employees of MFS, MFS Fund Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or virtually, or by mail or telephone.  The Fund has engaged Computershare to provide shareholder meeting services as well as vote solicitation and tabulation services. A proxy may be revoked prior to its exercise by a signed writing filed with Computershare, c/o PO Box 43131, Providence, RI, 02940-3131 or by attending the Meeting and voting in person. It is anticipated that the cost of Computershare’s services will be approximately $5,508,000 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required. The Fund will incur additional costs associated with preparing, printing, and mailing proxy materials and related shareholder communications. Please refer to the section of this Proxy Statement entitled “What are the costs associated with the reclassification?” for further information concerning these and other costs associated with this proposal.

The Fund may arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders will be asked for their Social Security Numbers or other identifying information. The shareholders will then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your Notice of Internet Availability of Proxy Materials. The giving of such a proxy will not affect your right to vote at the Meeting should you decide to attend. To vote via the Internet, you will need the “control” number that appears on your proxy card.  The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Fund.

To vote proxies or submit voting instructions by mail, please mark, sign, date and return the proxy card received with the Proxy Statement by following the instructions printed on the proxy card, or you can attend the Meeting in person. Persons holding shares as nominees will upon request be reimbursed by the Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Fund or by properly executing a later-dated proxy or by attending the Meeting and voting.

Shareholder Proposals.  The Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time-to-time schedule special meetings of shareholders. Any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to MFS® Growth Fund, c/o Christopher R. Bohane, Assistant Secretary, at 111 Huntington Avenue, 21st Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question by proxy or present at the

Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  They will not vote any proxy that directs them to abstain from voting on the Proposal.  The Fund will pay the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Available Information

A copy of the Fund's most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting the Fund's website at mfs.com/openendfunds; by calling (800) 225-2606; or by writing to MFS Service Center Inc., P.O. Box 219341, Kansas City, MO 64121-9341.

Other Business

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named in the enclosed form of proxy to vote this proxy in accordance with their judgment on such matters.

Notice of Internet Availability of Proxy Materials for a household

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call (855) 372-3507. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact MFS in writing at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, or by telephone at 800-225-2606, or contact your financial service firm.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise MFS® Growth Fund, in care of MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 3, 2025

MFS® GROWTH FUND, a series of

MFS® SERIES TRUST II

111 Huntington Avenue

Boston, Massachusetts 02199

PO Box 43131 Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on June 18, 2025)
Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing

VOTING INSTRUCTION CARD

MFS® GROWTH FUND

A series of MFS® Series Trust II
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2025

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Insurance Company”) to vote and act with respect to all shares of the above-referenced Fund that is attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on Wednesday, June 18, 2025, and any postponement or adjournment thereof. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

MFS_34414_022025_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on June 18, 2025.
The Proxy Statement is available at: https://www.proxy-direct.com/mfs-34414

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR ALL	AGAINST	ABSTAIN
1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non- diversified.
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS2 34414	xxxxxxxx

PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY PHONE with a Proxy Representative Call 1-866-896-6449 Inbound agents are available Mon-Fri 9am-11pm, and Sat 12-6pm EST. Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing

PROXY

MFS® GROWTH FUND

A series of MFS® Series Trust II
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2025

This proxy is solicited on behalf of the Board of Trustees of the Fund

The signer of this proxy card hereby appoints Christopher R. Bohane, William B. Wilson, Brian E. Langenfeld, Amanda Mooradian, Susan A. Pereira and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Fund, to be held on Wednesday, June 18, 2025 at 11:00 a.m., Eastern Time, and at any adjournments, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present. Only a Fund’s shareholders of record on March 21, 2025 will be entitled to vote at that Fund’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MFS_34414_022425

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on June 18, 2025.

The Proxy Statement is available at https://www.proxy-direct.com/mfs-34414

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR ALL	AGAINST	ABSTAIN
1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non- diversified.
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS1 34414	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131
IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.
When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the MFS FUNDS Special Meeting of Shareholders to Be Held on June 18, 2025.

The Special Meeting of Shareholders of MFS® Growth Fund will be held on June 18, 2025, at 11:00 a.m., (Eastern Time), at 111 Huntington Avenue, Boston, Massachusetts 02199.

As a shareholder, it is important for you to vote! On the back of this Notice (as defined below), you will find a summary of the proposal being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials (as defined below) that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The Proxy Materials also include instructions on how to vote your shares.

The Proxy Materials, which include The Proxy Statement and the Proxy Card, are available at:

https://www.proxy-direct.com/mfs-34414

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than June 13, 2025, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/mfs-34414

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the Proxy Materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials and your fund’s most recent annual report with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

- If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 13, 2025, TO FACILITATE TIMELY DELIVERY.

MFS_34414_NA_022025

The following matters will be considered at the Meeting:

1. To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non- diversified.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

If you wish to attend the Special Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?
Your Fund has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2007. Notice and Access allows mutual funds and public companies to furnish proxy materials to shareholders over the Internet by providing shareholders with a notice indicating how to access the proxy materials online, as well as instructions on how shareholders can request a full set of printed proxy materials via mail. As a shareholder, you can select the means by which you access the Proxy Materials. You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for this Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the Proxy Materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

MFS_34414_NA_022025